Exhibit 10.17.7

SIXTH AMENDMENT

TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 30th day of November, 2007, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German banking corporation, PNC BANK, NATIONAL ASSOCIATION, a national banking association, SUNTRUST BANK, a Georgia banking corporation, KEYBANK NATIONAL ASSOCIATION, a national banking association, ALLIED IRISH BANKS, P.L.C., an Irish publicly quoted company, LASALLE BANK NATIONAL ASSOCIATION, a national banking association, SOCIETE GENERALE, UNION BANK OF CALIFORNIA, N.A., a national banking association, WESTDEUTSCHE IMMOBILIENBANK, a German banking corporation and AAREAL BANK AG, a German banking association (hereinafter referred to individually as a “Lender” and collectively as the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain Sixth Amended and Restated Credit Agreement dated as of February 28, 2003 (the “Credit Agreement”), pursuant to which the Lenders party thereto agreed to extend to Borrower a credit facility (the “Credit Facility”) in the aggregate principal amount of up to Two Hundred Fifty-Five Million and No/100 Dollars ($255,000,000.00) at any one time outstanding; and

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of May 3, 2004 (the “First Amendment”), pursuant to which the parties modified and amended the Credit Agreement to, among other matters, increase the aggregate principal amount of the Credit Facility to up to Three Hundred Seventy-Three Million and No/100 Dollars ($373,000,000.00) at any one time outstanding; and

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain Second Amendment to Sixth Amended and Restated Credit Agreement dated as of September 21, 2005 (the “Second Amendment”), pursuant to which the parties modified and amended the Credit Agreement as more particularly set forth therein; and

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain Third Amendment to Sixth Amended and Restated Credit Agreement dated as of February 14, 2006 (the “Third Amendment”), pursuant to which the parties modified the Credit Agreement to, among other matters, increase the maximum aggregate principal amount of the

Credit Facility to up to Four Hundred Seventy-Six Million Dollars ($476,000,000.00) at any one time outstanding; and

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain Fourth Amendment to Sixth Amended and Restated Credit Agreement dated as of August 29, 2006 (the “Fourth Amendment”), pursuant to which the parties modified and amended the Credit Agreement as more particularly set forth therein; and

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain Fifth Amendment to Sixth Amended and Restated Credit Agreement dated as of September 24, 2007; pursuant to which the parties modified the Credit Agreement to, among other matters, increase the maximum aggregate principal amount of the Credit Facility to up to Five Hundred Twenty-Five Million Dollars ($525,000,000.00) at any one time outstanding (the Credit Agreement as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment being hereinafter referred to as the “Credit Agreement”); and

WHEREAS, Borrower, Parent, Lenders and Agent desire to further modify and amend the Credit Agreement in order to modify certain financial covenants set forth in the Credit Agreement and for the other purposes set forth herein, as more particularly set forth herein.

NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders and Agent do hereby covenant and agree as follows:

1.         Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.         Adjusted Asset Value. The definition of Adjusted Asset Value contained in Section 1.1 of the Credit Agreement, which did read:

““Adjusted Asset Value” means, as of a given date, the sum of: (i) EBITDA attributable to malls, power centers and all other assets for the fiscal quarter most recently ended times (ii) 4; divided by (iii) 7.0%. In determining Adjusted Asset Value (i) EBITDA attributable to real estate properties acquired during such fiscal quarter, and EBITDA attributable to Properties development of which was completed during such fiscal quarter, shall be disregarded, (ii) EBITDA attributable to any Property which is currently under development shall be excluded, (iii) with respect to any Subsidiary that is not a Wholly Owned Subsidiary, only the Borrower’s Ownership Share of the EBITDA attributable to such Subsidiary shall be used when determining Adjusted Asset Value, and (iv) EBITDA shall be attributed to malls and power centers based on the ratio of (x) revenues less property operating expenses (to be determined exclusive of interest expense, depreciation and general and administrative expenses) of malls and power centers to (y) total revenues less total property operating expenses (similarly determined), such revenues and expenses to be determined on a

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quarterly basis in a manner consistent with the Parent’s method of reporting of segment information in the notes to its financial statements for the fiscal quarter ended September 30, 2002 as filed with the Securities and Exchange Commission, and otherwise in a manner reasonably acceptable to the Agent. In addition, in the case of any operating Property acquired in the immediately preceding period of twenty-four (24) consecutive months for a purchase price indicative of a capitalization rate of less than 7.0%, EBITDA attributable to such Property shall be excluded from the determination of Adjusted Asset Value, if that particular operating Property is valued in Parent’s financial statements at its purchase price. In addition, EBITDA attributable to the following six properties: Mall of Acadiana, Oak Park Mall, Hickory Point Mall, Eastland Mall, Layton Hills Mall and Triangle Town Center shall be excluded from the determination of Adjusted Asset Value for the twenty-four (24) month period beginning on the date hereof (August 29, 2006) so long as such properties are valued in Parent’s financial statements at their purchase price.”

is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

““Adjusted Asset Value” means, as of a given date, the sum of EBITDA attributable to malls, power centers and all other assets for the trailing 4 quarters most recently ended, divided by 7.0%. In determining Adjusted Asset Value:

(i)        EBITDA attributable to real estate properties acquired during the most recently ended fiscal quarter shall be disregarded;

(ii)       EBITDA attributable to real estate properties acquired before the most recently ended fiscal quarter but during the three fiscal quarters preceding the most recently ended fiscal quarter shall be annualized, based upon the period beginning on the date of its acquisition through the measurement date;

(iii)      EBITDA attributable to Properties whose development was completed during such trailing four fiscal quarters shall be disregarded;

(iv)      EBITDA attributable to and Properties whose development was completed before such trailing four fiscal quarters but during any of the four fiscal quarters preceding such trailing four fiscal quarters, shall be annualized, based upon the period beginning on the first month after the first anniversary of its completion and ending on the measurement date;

(v)       EBITDA attributable to any Property which is currently under development shall be excluded;

(vi)      with respect to any Subsidiary that is not a Wholly Owned Subsidiary, only the Borrower’s Ownership Share of the EBITDA attributable to such Subsidiary shall be used when determining Adjusted Asset Value; and

(vii)     EBITDA shall be attributed to malls and power centers based on the ratio of (x) revenues less property operating expenses (to be determined

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exclusive of interest expense, depreciation and general and administrative expenses) of malls and power centers to (y) total revenues less total property operating expenses (similarly determined), such revenues and expenses to be determined on a basis and in a manner consistent with the Parent’s method of reporting of segment information in the notes to its financial statements for the fiscal quarter ended June 30, 2007 as filed with the Securities and Exchange Commission, and otherwise in a manner reasonably acceptable to the Agent.

In addition, (i) in the case of any operating Property acquired in the immediately preceding period of twenty-four (24) consecutive months for a purchase price indicative of a capitalization rate of less than 7.0%, EBITDA attributable to such Property shall be excluded from the determination of Adjusted Asset Value, if that particular operating Property is valued in Parent’s financial statements at its purchase price, and (ii) EBITDA attributable to the following six properties: Mall of Acadiana, Oak Park Mall, Hickory Point Mall, Eastland Mall, Layton Hills Mall and Triangle Town Center shall be excluded from the determination of Adjusted Asset Value for the twenty-four (24) month period beginning on September 1, 2006 and ending on August 31, 2008 so long as such properties are valued in Parent’s financial statements at their purchase price.”

3.         Affiliate. The definition of Affiliate contained in Section 1.1 of the Credit Agreement, which did read:

““Affiliate” means any Person (other than the Agent or any Lender): (a) directly or indirectly controlling, controlled by, or under common control with, the Borrower; (b) directly or indirectly owning or holding ten percent (10.0%) or more of any Equity Interest in the Borrower; or (c) ten percent (10.0%) or more of whose voting stock or other Equity Interests are directly or indirectly owned or held by the Borrower. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise. The Affiliates of a Person shall include any officer or director of such Person. In no event shall the Agent or any Lender be deemed to be an Affiliate of the Borrower.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

““Affiliate” means with respect to any Person, (a) in the case of any such Person which is a partnership or limited liability company, any partner or member in such partnership or limited liability company, respectively, (b) any other Person which is directly or indirectly controlled by, controls or is under common control with such Person or one or more of the Persons referred to in the preceding clause (a), (c) any other Person who is an officer, director, trustee or employee of, or partner in, such Person or any Person referred to in the preceding clauses (a) and (b), (d) any other Person who is a member of the immediate family of such Person or of any Person referred to in the preceding clauses (a) through

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(c), and (e) any other Person that is a trust solely for the benefit of one or more Persons referred to in clause (d) and of which such Person is sole trustee; provided, however, in no event shall the Agent or any Lender or any of its or their Affiliates be an Affiliate of Borrower, Parent or any other Loan Party. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise. The Affiliates of a Person shall include any officer or director of such Person. In no event shall the Agent or any Lender be deemed to be an Affiliate of the Borrower, Parent or any other Loan Party.”

4.         Business Day. The definition of Business Day contained in Section 1.1 of the Credit Agreement, which did read:

““Business Day” means (a) any day other than a Saturday, Sunday or other day on which banks in San Francisco, California are authorized or required to close and (b) with reference to a LIBOR Advance, any such day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof

““Business Day” means a day of the week (but not a Saturday, Sunday or holiday) on which the offices of Agent in San Francisco, California are open to the public for carrying on substantially all of Agent’s business functions. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.”

5.         Gross Asset Value. The definition of Gross Asset Value contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase “the fiscal quarter” from the second line of subsection (c) thereof and inserting the phrase “any of the preceding four (4) fiscal quarters” in lieu thereof.

6.         Interest Period. The second paragraph of the definition of Interest Period contained in Section 1.1 of the Credit Agreement, which did read:

“Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Termination Date (or, in the case of a Swingline Loan, the Swingline Termination Date), such Interest Period shall end on the Termination Date (or, in the case of a Swingline Loan, the Swingline Termination Date); (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next Business Day (or, if such next Business Day falls in the following calendar month, then on the prior Business Day); and (iii) notwithstanding the immediately preceding clauses (i) and (ii), except in the case of Swingline Loans, without the prior consent of each Lender in each case, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Advance

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would otherwise be a shorter period, such Advance shall not be available hereunder for such period.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Termination Date (or, in the case of a Swingline Loan, the Swingline Termination Date), such Interest Period shall end on the Termination Date (or, in the case of a Swingline Loan, the Swingline Termination Date) (provided, however, without the prior consent of each Lender in each case, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Advance would otherwise be a shorter period, such Advance shall not be available hereunder for such period); and (ii) except in the case of Swingline Loans, each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next Business Day (or, if such next Business Day falls in the following calendar month, then on the prior Business Day).”

7.         Lender. The definition of Lender contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following as the second sentence thereof:

“With respect to matters requiring the consent or approval of all Lenders at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and, for voting purposes only, “all Lenders” shall be deemed to mean “all Lenders other than Defaulting Lenders.”“

8.         Requisite Lenders. The definition of Requisite Lenders contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following as the second sentence thereof:

“In determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Commitment Percentage of Lenders shall be redetermined, for voting purposes only, to exclude the Commitment Percentage of such Defaulting Lenders.”

9.         Supermajority Lenders. The Credit Agreement is hereby amended by adding the following definition to Section 1.1 thereof, immediately after the definition of “Subsidiary”:

““Supermajority Lenders” means, as of any date, Lenders having at least 90% of the aggregate amount of the Commitments, or, if the Commitments have been terminated or reduced to zero, such Lenders holding at least 90% of the principal amount of the Advances and Letter of Credit Liabilities. In determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Commitment Percentage of Lenders shall be redetermined, for voting purposes only, to exclude the Commitment Percentage of such Defaulting Lenders.”

10.       Other Information. Section 9.4 of the Credit Agreement is hereby amended as follows:

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(a)       by deleting the phrase “notice of the filing, and” from subsection (a) thereof; and

(b)	by deleting subsection (c) thereof, which did read:

“no more than 30 days following the consummation of any transaction of acquisition, merger or purchase of assets, involving consideration, or valued, in excess of $300,000,000 but less than $500,000,000, whether a single transaction or related series of transactions, together with a reasonably detailed description thereof;”

and by inserting the following in lieu thereof:

“no more than 30 days following the consummation of any transaction of acquisition, merger or purchase of assets, involving consideration, or valued, in excess of $300,000,000, whether a single transaction or related series of transactions, together with a reasonably detailed description thereof, provided however, that this Section 9.4(c) shall not eliminate any requirement in Section 10.5 or elsewhere herein that Borrower provide notice to the Agent and/or receive approval or consent from the Agent and/or the Lenders prior to such transactions;”

11.       Financial Covenants. Section 10.1 of the Credit Agreement is hereby amended as follows:

(a)	by deleting subsection (a) thereof, which did read:

“(a)     Minimum Tangible Net Worth. The Parent shall not permit Tangible Net Worth at any time to be less than (i) $1,370,000,000 plus (ii) 50% of the Net Proceeds of all Equity Issuances effected at any time after the Agreement Date by the Parent or any of its Subsidiaries to any Person other than the Parent or any of its Subsidiaries.”

and by inserting the following in lieu thereof:

“(a)     Minimum Tangible Net Worth. The Parent shall not permit Tangible Net Worth at any time to be less than (i) $1,600,000,000 plus (ii) 50% of the Net Proceeds of all Equity Issuances effected at any time after November ___, 2007 by the Parent or any of its Subsidiaries to any Person other than the Parent or any of its Subsidiaries.”;

(b)       by deleting the phrase “fiscal quarter” from the second line of subsection (c) thereof and inserting the phrase “four (4) fiscal quarters” in lieu thereof;

(c)       by deleting the phrase “fiscal quarter” from the second line of subsection (d) thereof and inserting the phrase “four (4) fiscal quarters” in lieu thereof;

(d)       by inserting the phrase “, and the value of the holdings described in item (iv) shall be the lower of cost or market” immediately after the phrase “in accordance

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with GAAP” in subsection (f) thereof; and

(e)       by inserting the phrase “(excluding Investments in the publicly traded stock of any company whose primary business is real estate development, whose stock is acquired in connection with Borrower’s acquisition, or intended acquisition, of a controlling interest in such company)” immediately before the semicolon in subsection (f)(iv) thereof.

12.       Events of Default. Section 11.1 of the Credit Agreement is hereby amended as follows:

(a)       by inserting the phrase “owing by Borrower, Parent or any Significant Subsidiary” immediately following the phrase “Extension of Credit” in subsection (d)(i) thereof;

(b)       by inserting the following phrase immediately after the final semicolon in subsection (k)(i) thereof:

“provided further, however, this clause shall not apply to any Parent Voting Stock acquired after the date hereof by Borrower, the Principals, or any combination thereof, as a result of purchases of Parent Voting Stock by Borrower or the Principals or as a result of the conversion of limited partnership interests in the Borrower into Parent Voting Stock in accordance with Borrower’s partnership agreement;”

(c)       by deleting the word “common” in subsection (k)(iv) thereof and inserting the word “voting” in lieu thereof; and

(d)       by inserting the phrase “and the Borrower or the Parent is the surviving entity” immediately before the semicolon in subsection (k)(v) thereof.

13.       Successors and Assigns. Section 13.5(c) of the Credit Agreement is hereby amended as follows:

(a)       by inserting the clause “no such consent by the Agent shall be required in the case of an assignment to another Lender;” immediately after (ii) and by renumbering current clauses (ii), (iii) and (iv) as clauses (iii), (iv) and (v) respectively; and

(b)       by deleting the figure “$3,500” therefrom and inserting the figure “$4,500” in lieu thereof.

14.	Amendments and Waivers. Section 13.6 is hereby amended as follows:
(a)	by inserting the following as new subsection (b) thereof:

“(b) Supermajority Consent. Notwithstanding the foregoing, any amendment of Sections 8.10, 8.11, 11.1(k)(i), 11.1(k)(ii) or 11.1(k)(vi) shall require the written consent of Supermajority Lenders.”;

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(b)       by relettering current subsections (b), (c) and (d) thereof as subsections (c), (d) and (e), respectively; and

(c)       by inserting the phrase “or Supermajority Lenders” immediately after the phrase ““Requisite Lenders” in the newly relettered subsection (c)(vii) (previously subsection (b)(vii)).

15.       Indemnification. Section 13.9 of the Credit Agreement is hereby amended as follows:

(a)       by deleting the phrase “any affiliate of the Agent and” from the second line of subsection (a) thereof;

(b)       by inserting the phrase “, any affiliate of Agent or any Lender,” immediately after the phrase “each of the Lenders” in the second line of subsection (a) thereof;

(c)       by inserting the phrase “or any other Loan Document” immediately after the phrase “this Agreement” in clause (iv) of subsection (a) thereof;

(d)       by inserting the phrase “on the part of such Indemnified Party as determined in a final nonappealable judgment by a court of competent jurisdiction” immediately after the word “misconduct” in clause (viii) of subsection (a) thereof;

(e)       by deleting the word “or” immediately after the phrase “other action to cause the Borrower” and inserting a comma immediately after the word “Borrower” in clause (ix)(B) of subsection (a) thereof;

(f)        by inserting the phrase “or any other Loan Party” immediately after the word “Subsidiaries” in clause (ix)(B) of subsection (a) thereof; and

(g)       by inserting the word “reasonable” immediately before the phrase “costs and expenses” in the third line of subsection (d) thereof.

16.       Limitation of Liability of Borrower’s General Partner. Section 13.19 of the Credit Agreement is hereby amended by inserting the phrase “Borrower, the” immediately after the phrase “willful misrepresentation by the” and by inserting the phrase “or their” immediately after the phrase “General Partner or its” in subsection (b)(i) thereof.

17.       Limited Nature of Parent’s Obligations. Section 13.20 of the Credit Agreement is hereby amended by inserting the phrase “8.5,” immediately after “8.2,” in the fourth line thereof.

18.       Electronic Document Deliveries. The Credit Agreement is hereby amended by inserting the following paragraph as Section 13.24 thereof:

“13.24 Electronic Document Deliveries. Documents required to be delivered pursuant to the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to

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which the Agent and each Lender have access (including a commercial, third-party website such as www.Edgar.com http://www.Edgar.com or a website sponsored or hosted by the Agent or the Borrower) provided that (A) the foregoing shall not apply to notices to any Lender pursuant to Article II and (B) the Lender has not notified the Agent or Borrower that it cannot or does not want to receive electronic communications. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Agent or Borrower posts such documents or the documents become available on a commercial website and the Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificate required by Section 8.3 to the Agent and shall deliver paper copies of any documents to the Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender. Except for the Compliance Certificates required by Section 8.3, the Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.”

19.       Litigation. Borrower warrants and represents that Schedule 7.1(f) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

20.       Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

(a)       counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

(b)       Acknowledgements and Consents executed by the Parent and each Guarantor (collectively, the “Guarantor Consents”), consenting to this Amendment and the transactions contemplated hereby;

(c)       a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since September 24, 2007; (ii) that the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since September 24, 2007; (iii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the

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execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or Borrower are hereinafter collectively referred to as the “Borrower Amendment Documents”); and (iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

(d)       a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Partnership Agreements, Certificates of Limited Partnership, Articles of Incorporation, Articles of Organization, Bylaws and other organizational documents of each Loan Party owning a Collateral Property have not been modified since September 24, 2007; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of each Loan Party owning a Collateral Property, the Guarantor Consents and the other instruments, documents or agreements executed and delivered by or on behalf of such Loan Parties in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or any Loan Party are hereinafter collectively referred to as the “Loan Party Amendment Documents”); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Loan Party Amendment Documents to which any Loan Party is a party;

(e)       a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since September 24, 2007; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc., Borrower or any Subpartnership are hereinafter collectively referred to as the “Properties Amendment Documents”); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

(f)        the opinions of Borrower’s counsel, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

(g)       payment to Agent, for the benefit of Lenders, of all loan fees due in connection with this Amendment.

Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

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21.       Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

(a)       all of Borrower’s representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of Borrower’s execution of this Amendment;

(b)       no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

(c)       Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

(d)       the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

(e)       the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

(f)        this Amendment, the Guarantor Consents, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

22.       Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, the Borrower Amendment Documents, the Loan Party Amendment Documents, and the Properties Amendment Documents.

23.       Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

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24.       References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

25.       Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

26.       Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

27.       Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

28.       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

29.       Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Sixth Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CBL Holdings I, Inc., a Delaware corporation, its
sole general partner

By:             /s/ John N. Foy

Name:      John N. Foy

Title:        Vice Chairman of the Board and Chief Financial Officer

PARENT:

CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation, solely for the limited purposes set forth in Section 13.20 of the Credit Agreement.

By:             /s/ John N. Foy

Name:      John N. Foy

Title:        Vice Chairman of the Board and Chief Financial Officer

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:     /s/ Kerry Richards

Name:               Kerry Richards

Title:  Vice President

Lending Office (all Types of Advances) and

Address for Notices:

2859 Paces Ferry Road, Suite 1200

Atlanta, GA 30339

Attn: Loan Administration Manager

Telecopier: (770) 435-2262

Telephone: (770) 435-3800

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Michael Raarup

Name:               Michael Raarup

Title:  Senior Vice President

Lending Office (all Types of Advances) and

Address for Notices:

800 Nicollet Mall

3rd Floor

Minneapolis, MN 55402

Attn: Michael Raarup

Telecopier: (612) 303-2270

Telephone: (612) 303-3586

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Jonathan Hershy
Name:	Johnathan Hershy
Title:	Attorny “in” Fact

By:	/s/ John Hayes
Name:	John Hayes
Title:	Attorny “in” Fact

Lending Office (all Types of Advances) and

Address for Notices:

Lending Office and Loan Administration:

2 World Financial Center

32nd Floor

New York, NY 10281-1050

Attention: Commercial Lending Services – 32nd Floor

Telecopier: (212) 266-7396

Telephone: (212) 266-7747

Loan Administration:

Eurohypo AG, New York Branch

1114 Avenue of the Americas

2nd Floor

New York, NY 10036

Attention: Portfolio Admin

Telecopier: (866) 267-7680

Telephone: (212) 479-5700

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:     /s/ Cynthia A. Bean

Name:               Cynthia A. Bean

Title:  Vice President

Lending Office (all Types of Advances) and

Address for Notices:

301 South College Street

NC - 0172

Charlotte, NC 28288-0172

Attention: Rex Rudy

Telecopier: (704) 383-6505

Telephone: (704) 383-7534

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By:     /s/ Michael P. Szuba

Name:               Michael P. Szuba

Title:  Vice President

Lending Office (all Types of Advances) and

Address for Notices:

Keybank REC - Institutional

127 Public Square, 6th Floor

Cleveland, OH 44114-1306

Attn: Mike Szuba

Telecopier: (216) 689-4997

Telephone: (216) 689-5984

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:     /s/ Paul Jamiolkowski

Name:               Paul Jamiolkowski

Title:  Senior Vice President

Lending Office (all Types of Advances) and

Address for Notices:

PNC Real Estate Finance

1600 Market Street, 30th Floor

Philadelphia, PA 19103

Attention: Andrew White

Telecopier: (215) 585-5806

Telephone: (215) 585-6123

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

SUNTRUST BANK

By:     /s/ Gregory T. Horstman

Name:               Gregory T. Horstman

Title:  Senior Vice President

Lending Office (all Types of Advances) and

Address for Notices:

Mail Code ALX 2608

8330 Boone Blvd.

8th Floor

Vienna, VA 22182-3871

Attention: John Wendler

Telecopier: (703) 442-1570

Telephone: (703) 442-1563

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

ALLIED IRISH BANKS, P.L.C.

By:     /s/ Kathryn Murdoch

Name:               Kathryn Murdoch

Title:  Senior Vice President

By:     /s/ Brian Deegan

Name:               Brian Deegan

Title:  Vice President

Lending Office (all Types of Advances) and

Address for Notices:

Allied Irish Banks, p.l.c.

405 Park Avenue

10th Floor

New York, NY 10022

Attention: Kathryn Murdoch

Telecopier: (212) 515-6710

Telephone: (212) 515-6811

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

LASALLE BANK NATIONAL ASSOCIATION

By:     /s/ Diane L. Ball

Name:               Diane L. Ball

Title:  Assistant Vice President

Lending Office (all Types of Advances) and

Address for Notices:

135 South LaSalle Street

Suite 1225

Chicago, Illinois 60603

Attention: Kathryn Schad

Telecopier: (312) 992-1324

Telephone: (312) 992-4908

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

SOCIETE GENERALE

By:     /s/ Don P. Mason

Name:               Don P. Mason

Title:  Managing Director

Lending Office (all Types of Advances) and

Address for Notices:

Trammell Crow Center

2001 Ross Avenue

Suite 4900

Dallas, TX 75201

Attn: Chuck Butterworth

Telecopier: (214) 979-2727

Telephone: (214) 979-2779

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

UNION BANK OF CALIFORNIA N.A.

By:     /s/ Lawrence Andow

Name:               Lawrence Andow

Title:  Vice President

Lending Office (all Types of Advances) and

Address for Notices:

Lending Office:

350 California Street

Suite 710

San Francisco, CA 94104

Attn: Larry Andow

Telecopier: (415) 433-7438

Telephone: (415) 705-5032

E-mail Address: Lawrence.Andow@uboc.com

Loan Administration:

Commercial Real Estate Loan Administration

18300 Von Karman Avenue, Suite 200

Irvine, CA 92612

Attn: Rosalind Johnson

Telecopier: (949) 553-7123

Telephone: (949) 553-7154

E-mail Address: Rosalind.Johnson@uboc.com

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

WESTDEUTSCHE IMMOBILIENBANK

By:     /s/ Matheis/s/ Junge

Name:               MatheisJunge

Title:  Executive DirectorAuth Repr.

Lending Office (all Types of Advances) and

Address for Notices:

Grosse Bieiche 46

55131 Mainz

Germany

Attention: Martin Stevener

Telecopier: 1 6131 9280 7308

Telephone: 1 6131 9280 7426

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[Signature Page to Sixth Amendment to Sixth Amended and Restated Credit Agreement]

AAREAL BANK AG

By:     /s/ Stefan Kolle

Name:               Stefan Kolle

Title:  Director

By:     /s/ Daniel de Roo

Name:               Daniel de Roo

Title:  Manager

Lending Office (all Types of Advances) and

Address for Notices:

PaulinenstraBe 15

65189 Wiesbaden

Germany

Attention: Daniel de Roo

Telecopier: +49.611.348.2757

Telephone: +49.611.348.2202

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